EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT, dated July 6, 1999 between Royster-Clark Group Inc., a Delaware Corporation (the "Company"), Royster-Clark, Inc., a Delaware
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corporation and wholly-owned subsidiary of the Company ("RCI") , and Frederick
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I. Sharp III ("Executive") .
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                                   Background

     RCI and the Company wish to retain the services of Executive to assist in the management of the Company and its subsidiaries, and to assure the continued availability to it of Executive's services, and Executive is willing to make his services available to the Company, in both instances on the terms and conditions set forth herein; now therefore, it is agreed as follows:

                                      Terms

     1. Position. During the term of Executive's employment with RCI and the
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Company hereunder, Executive shall serve as Managing Director and Chief
Administrative Officer, or in such other key executive positions as the Chief Executive Officer of the Company may request for the period commencing on the date of this agreement and terminating on the date specified in Section 2 of this Agreement. Executive shall diligently devote his business skill, time and effort to his employment hereunder provided that Executive shall be entitled to such annual vacation, sick leave and holidays pursuant to policies adopted by the Company from time to time for senior executives of the Company, or such other arrangements as shall be mutually agreed between Executive and the Chief Executive Officer. Executive shall perform the duties and have the responsibilities assigned to him from time to time by the Chief Executive Officer and, if requested by the Company, shall also serve as an officer and/or director of subsidiaries or affiliates of the Company. Executive will not engage in other business or activities which, in the opinion of the Company, would hinder or interfere with the performance of his duties. He may be a member of the Board of Directors of such other companies or non-profit organizations as may be approved by the Chief Executive Officer. Unless otherwise agreed, Executive's principal place of business shall be at or within a 50



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mile radius of the Company location at which he was initially employed, and he shall not be required to render any service under this Agreement which would require him to change his residence.

     2. Term of Employment. Executive's employment under this Agreement shall
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begin on the date hereof and shall continue for a period of 60 months (the
"Employment Term") (the termination date being hereafter referred to as the
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"Normal Termination Date") and shall continue for successive additional 12 month
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periods thereafter (each continued term the "Extended Employment Term") unless
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written notice to the contrary is given either by Executive or the Company to the other at least 180 days prior to the then current termination date, unless sooner terminated as hereinafter provided.

     3. Compensation. As compensation for the services contemplated hereunder,
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Executive shall receive from the Company during the Employment Term and each
Extended Employment Term, a base salary equal to $225,000 per annum to be paid in accordance with and at such regular intervals as is the Company's normal policy for its senior executives. Such salary shall be subject to annual merit increase reviews by the Chief Executive Officer of the Company (such salary as adjusted upward from time to time being the "Base Salary"). The Base Salary
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(including any increases thereto) shall not be decreased during the Employment
Term or any Extended Employment Term.

     4. Other Payments and Benefits. In addition to the compensation provided to
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Executive in Section 3 hereof, Executive shall be entitled to participate in any annual bonus or incentive compensation plans and any long term incentive plans and/or equity incentive plans established from time to time by the Company. Executive shall be entitled to participate, during the Employment Term and any Extended Employment Terms, in any and all employee benefit plans that may be established by the Company or its subsidiaries from time to time for senior executives.

     5. Termination.
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     a. Death. In the event that Executive dies during the Employment Term,
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Executive's estate shall be entitled to receive (i) all Base Salary earned and accrued to the date of death and (ii) any Performance Bonus for the year in which Executive dies

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which shall be payable at the time such bonus would otherwise have been payable, but all other rights of Executive hereunder shall terminate as of the date of Executive's termination due to death, except as otherwise provided by law.

     b. Total Disability. If Executive becomes incapacitated as a result of
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injury, or physical or mental illness and unable to perform the duties incident to Executive's employment hereunder as determined in good faith by the Board of Directors of the Company, and which incapacity has continued for a period of not less than 90 consecutive days in any twelve-month period or 180 total days in any twelve-month period, and which is expected to be of permanent duration, the Board of Directors may terminate Executive's employment hereunder, or Executive may resign, by reason of Total Disability, at a date specified in notice by either party to the other. During the period between the date of such notice and the effective date of termination of employment, Executive's salary shall continue to be payable in normal pay period installments, subject to reduction by an amount equal to any long term disability benefits payable to Executive under any disability plan maintained by the Company, and Executive shall continue to be eligible for benefits on the applicable terms and conditions of the respective employee benefits plans. Executive shall permit a licensed and board certified physician designated by the Company and reasonably acceptable to Executive to examine him from time to time prior to Executive being determined to be Totally Disabled, and to enable the Board of Directors to determine whether Executive is Totally Disabled. Notwithstanding the foregoing, the Board of Directors of the Company may, in its sole discretion, determine that Executive has suffered a Total Disability prior to the 90th consecutive day referred to above and terminate Executive by reason of Total Disability, at which time Executive shall be considered for purposes of this Agreement and this
Section 5.b. to have been terminated due to Total Disability, provided, however,
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that if Executive submits to the Board of Directors of the Company the written opinion of a licensed and board certified physician that Executive did not have a Total Disability at any time following his termination pursuant to this provision and on or prior to the 90th consecutive day referred to above, then Executive shall be considered to have been terminated Without Cause for purposes of this Agreement. In the event Executive is terminated by reason of Total

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Disability, Executive will receive base salary and bonus payments as if terminated without cause.

     c. Termination by the Company for Cause or Without Cause. The Company may
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terminate Executive's employment for Cause or Without Cause at any time by giving notice of termination to Executive. In the event Executive is terminated by the Company Without Cause, or Executive resigns for Good Reason, and for so long as Executive complies with the provisions of Sections 6 and 7, Executive shall be entitled to receive all payment due as Base Salary during the remainder of the Employment Term, or the then current Extended Employment Term (as applicable) as and when the same would have been otherwise payable had Executive not been terminated, but under no circumstances, notwithstanding the remaining duration of the Employment Term or any Extended Employment Term, will Executive receive less than the equivalent of 12 months Base Salary at the rate in effect just prior to his termination if Executive is terminated Without Cause or resigns for Good Reason. Executive shall also be entitled in such event to receive any bonus or incentive compensation payments for the year in which Executive is terminated Without Cause or resigns with Good Reason, which amount(s) shall be payable at such time as the bonus or incentive compensation would have otherwise been payable had Executive not been terminated Without Cause or resigned with Good Reason. During the period when Executive is receiving Base Salary payments for termination Without Cause or for resignation with Good Reason Executive shall remain eligible for employee benefits on the applicable terms and conditions of the respective employee benefit plans, but at Company expense. In the event Executive is terminated for Cause, Executive shall be entitled to receive all Base Salary earned and/or accrued to the date of termination, but all other rights of Executive hereunder shall terminate except as otherwise provided by law. As used herein, "Cause" means (A) the willful and
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continued failure of Executive to perform Executive's duties hereunder other than failure resulting from Executive's termination for death, Total Disability or Resignation for Good Reason, after written notice of such failure has been given to Executive by the Chief Executive Officer and which failure has not been corrected within a 30-day period after the notice has been received by Executive; (B) the willful commission by Executive of acts that in the good


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faith judgment of the Chief Executive Officer and the Board of Directors of the
Company are dishonest and demonstrably and materially injurious to the Company, monetarily or otherwise; (C) Executive's conviction of a felony; (D) a breach of
Section 6 or 7 hereof; or (E) the willful breach by Executive of any material provision of this agreement. "Without Cause" means any termination of Executive
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(other than by the Company for Cause, by reason of Executive's resignation without Good Reason, Total Disability or death), but shall include resignation by Executive for Good Reason. "Good Reason" means (i) the failure of the Company
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to pay Executive in accord with the terms of this agreement, or to provide any other material benefits contained in this Agreement, during the Employment Term or any Extended Employment Term or while Executive is receiving termination benefits hereunder, (ii) assignments of duties inconsistent with Executive's position as defined herein or a material reduction in his duties or authority;
(iii) the requirement that Executive perform such duties as would require him to relocate his residence (in each case which situation has not been cured to executive's reasonable satisfaction within 30 days after notice thereof has been given to the Chief Executive Officer or the Board of Directors), (iv) the resignation or removal for any reason of Francis P. Jenkins, Jr. as Chief Executive Officer of the Company or (v) the willful breach by RCI or the Company of any material provision of this agreement.

     d. Resignation by Executive. In the event that Executive resigns (except in
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the case of resignation due to Total Disability or for Good Reason), Executive
shall be entitled to receive all Base Salary earned and/or accrued to the date of resignation, but all other rights of Executive hereunder shall terminate as of the date of Executive's resignation, except as otherwise provided by law.

     6. Protection of Confidential Information. Executive acknowledges that his
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employment by the Company will bring him into close contract with many confidential affairs of the Company and its Affiliates including information on the Company's finances and operating results, its markets, key personnel, operating methods and other business affairs and methods, technical data, computer software and other proprietary intellectual property, other information not readily available to the public, and plans for future developments relating thereto. In recognition of the foregoing Executive agrees that he

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shall keep confidential and not disclose to any other person (other than this legal and financial advisors and accountants) or use for his own benefit or the benefit of any other person, any information regarding the business and affairs of the Company or any of its subsidiaries or affiliates. Executive's obligations hereunder shall not apply to information which is or becomes generally available to the public without breach of the commitment provided for in this Section 6; was otherwise available to Executive on a non-confidential basis; or is required to be disclosed by law, order or regulation of a court or tribunal or government or disclosures necessary to implement or enforce the provisions of this Agreement; provided, however, that in the case of legal or regulatory required disclosure, Executive will provide the Company as much advance notice as practical so the Company may attempt to stop such disclosure or obtain a protective order concerning such disclosure. If Executive commits a breach of any of the provisions concerning Protection of Confidential Information, the Company shall have the right and remedy to have such provisions enforced by any court having equity jurisdiction, it being agreed that any such breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

     7. Covenant Not to Compete and Non-Interference. In consideration of the
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benefits of this Agreement to Executive, Executive agrees that until a date that is one year after the cessation of Executive's employment by the Company, Executive shall not directly or indirectly anywhere in the United States of America as a partner, stockholder, director, consultant, joint venturer, investor or in any other capacity, engage in, or own, manage, operate or control any business or entity which engages in a substantially similar business or line of business as those conducted by the Company or its subsidiaries; provided,
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however, that nothing herein shall prohibit executive from owning not more than
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2% of any class of securities of a publicly traded company. Until a date that is one year after the cessation of Executive's employment by the Company, Executive shall not without prior written approval from the Company directly or indirectly solicit for employment any officer, manager, sales or technical employee of the Company or its subsidiaries or any such prospective employee to whom an offer of employment has been made and not rejected or withdrawn; provided however, than nothing shall prohibit

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Executive from hiring any such person who contacts Executive on his or her own initiative without solicitation by Executive, in conjunction with general employment advertising that is not targeted at the Company or any employee of the Company or any of its subsidiaries, or any employee who has been terminated by the Company prior to any such solicitation. If this Section 7 is determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area, or by reason of its being too extensive in any other respect or for any other reason, it will be interpreted to extend for the longest period of time and over the largest geographic area for which it may be enforceable, all as determined by such court and in such action.

     8. Independence and Severability. Each of the rights and remedies for
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breach of any provision hereunder shall be independent of the others and shall be severally enforceable and shall be in addition to and not in lieu of any other rights and remedies available to the parties under the law or in equity. If any of the provisions contained in this Agreement is hereafter construed to be invalid or unenforceable, this shall not effect the remainder of the provisions or rights or remedies which shall be given full effect without regard to the invalid portions.

     9. Assignment, Successor and Assigns. Subject to the provisions contained
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herein and the laws of descent and distribution, and absent the written consent of the Company, Executive shall have no right to transfer, assign, exchange, convert, encumber or dispose of the rights of Executive to receive benefits and payments under this agreement. This agreement shall inure to the benefit of and shall be binding upon RCI, the Company and Executive, and subject to the preceding sentence, their respective heirs, executors, personal, representatives, successors and assigns. Nothing in this Section 9, however, shall prevent Executive from making assignments or transfers for purposes of personal estate planning.

     10. Notices. All notices hereunder shall be given in writing by personal
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delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal place of business, and to Executive at his residence address as then listed in the Company records.

     11. General.
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     a. Governing Law; Arbitration. This Agreement shall be governed by and
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construed and enforced in accordance with the laws of the State of New York without giving effect to conflicts of laws or principles thereof which might refer such interpretations to the laws of a different state or jurisdiction. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association and judgment upon such award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be held in New York, New York unless another location shall be mutually agreed to by the parties at the time of arbitration.

     b. Captions and Headings. The section headings contained herein are for
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reference only and shall not affect the meaning or interpretation of the
Agreement.

     c. Entire Agreement. This Agreement sets forth the entire agreement between
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the parties, and supersedes all prior agreements, arrangements and understandings, written or oral, between the parties.

     d. No Other Representations. No representation, promise or inducement has
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been made by any party hereto that is not embodied in the Agreement, and no party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     e. Amendments: Waivers. This Agreement may be amended, modified, canceled,
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renewed or extended, and the terms and covenants hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant in this Agreement.

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     IN WITNESS WHEREOF, the parties have duly executed this agreement as of the date written above.

ROYSTER-CLARK GROUP, INC. and                    Frederick I. Sharp III
ROYSTER-CLARK, INC.

By: /s/ Francis P. Jenkins, Jr.                  /s/ Frederick I. Sharp III
    --------------------------------             -------------------------------
     Francis P. Jenkins, Jr.
     Chief Executive Officer

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